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Exhibit 10.33

Amendment 8 to
Galileo Asset Management Offering Agreement

        This amendment is the eighth amendment ("Amendment 8") to the Asset Management Offering Agreement effective as of July 1, 2002, among Worldspan, L.P. ("Worldspan"), International Business Machines Corporation ("IBM"), and IBM Credit LLC ("IBM Credit"), Agreement ASVB594, as previously amended by Amendment 1 effective as of December 16, 2002, Amendment 2 effective as of December 31, 2003, Amendment 3 effective as of June 30, 2006, Amendment 4 effective as of January 1, 2007, Amendment 5 effective as of February 1, 2007, Amendment 6, effective as of October 1, 2007 and Amendment 7 effective as of October 1, 2007 (collectively, the "AMO Agreement"). ("Amendment 7" along with Amendments 1–6 and the AMO Agreement are collectively referred to as the "AMO Agreement").

        Each term defined in the AMO Agreement shall have the same meaning in this Amendment 8 unless otherwise provided herein or inconsistent with the content hereof.

        The purposes of this Amendment 8 are to replace, modify, or add certain terms in the AMO Agreement with the terms specified in this Amendment 8.

        This Amendment 8 becomes effective as of October 1, 2007 (the "Effective Date of Amendment 7").

        This Amendment 8 may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. Any copy of this Amendment 8 made by reliable means is considered an original.

        The Parties agree that this Amendment 8, which includes the associated documents attached hereto, is the complete agreement among the Parties with respect to the subject matter hereof and replaces any prior oral and/or written communications between the Parties concerning this subject matter. By signing below, the Parties agree to the terms of this Amendment 8.

        Except for the changes specified in this Amendment 8 all other terms and conditions of the AMO Agreement remain unchanged. In the event of a conflict between this Amendment 8 and the AMO Agreement, this Amendment 8 will prevail.

        The Parties agree that, as of the Effective Date of Amendment 8, the AMO Agreement shall be amended as follows:

        1.     Section 19(c) of the AMO Agreement is hereby deleted in its entirety and replaced with the following:

          "(c) Travelport LLC will maintain at all times a published corporate family rating from Moody's Investors Services greater than or equal to [**]."

        2.     Section 19(d) of the AMO Agreement is hereby deleted in its entirety.

PORTIONS OF THIS EXHIBIT MARKED BY AN [**] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2.

        3.     Subpart (iii) of the first paragraph of Section 26 of the AMO Agreement is amended by deleting only the words "subject to Section 19(d)".

Agreed to: Travelport Inc.	Customer No.: 9885094
Jurisdiction of Organization:

By:	/s/ PAT J. BOURKE	AMO Agreement No.: ASVB594

Authorized Signature

Name (type or print):	Pat J. Bourke	IBM Customer Agreement No.: JJT-0003

Date:	February 1, 2008	Term Lease Agreement No.: JJT-0001

Agreed to: Worldspan, L.P.	Agreed to: International Business Machines Corporation

By:	/s/ PAT J. BOURKE	By:	/s/ PETE TANKARD

	Authorized Signature		Authorized Signature

Name (type or print):	Pat J. Bourke	Name (type or print):	Pete Tankard

Date:	February 1, 2008	Date:	February 4, 2008

Agreed to: Galileo International LLC	Agreed to: IBM Credit LLC

By:	/s/ PAT J. BOURKE	By:	/s/ TOM DEMOPOULOS

	Authorized Signature		Authorized Signature

Name (type or print):	Pat J. Bourke	Name (type or print):	Tom Demopoulos

Date:	February 1, 2008	Date:	February 1, 2008

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  Exhibit 10.33
Amendment 8 to Galileo Asset Management Offering Agreement